UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2021, Global Tech Industries Group, Inc., (“GTII” or the “Company”), a Nevada corporation, focused on acquiring new and innovative technologies in diverse industries, signed a stock purchase agreement with Gold Transactions International, Inc. (“GTI”), a Utah corporation involved in the business of buying and selling gold on a global basis. The agreement (“Agreement”) was signed and closed electronically. Pursuant to the Agreement, GTII acquired 100% of the total issued and outstanding common stock of GTI in consideration for the issuance by GTII to the shareholders of GTI of a total of 6,000,000 shares of GTII common stock, subject to escrow. GTI owns potentially valuable licensing rights to participate in a private network of affiliates that are members of the Dubai Multi Commodities Center (“DMCC”). The private network of affiliates operating in the DMCC acquire raw gold from a variety of small miners throughout the world and transport it to Dubai for processing, assaying, refining, and storing for eventual sale. GTI’s affiliates have been in operation in the DMCC, buying and selling gold for over six years. GTI’s license will give us operational access to the DMCC services through capital infusion by us into the network. There is no assurance as to if and when GTII or GTI will be able to raise capital to infuse into the network. A copy of the signed Agreement is attached to this report as exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is hereby made to Item 1.01 for description and copy of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Stock Purchase Agreement, dated February 28, 2021 by and between Global Tech Industries Group, Inc. and Gold Transactions International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2021

GLOBAL TECH INDUSTRIES GROUP, INC.

/s/ David Reichman
By:	David Reichman
Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Stock Purchase Agreement, dated February 28, 2021, by and between Global Tech Industries Group, Inc. and Gold Transactions International, Inc.